UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2008 (March 4, 2008)


                             CENTRACAN INCORPORATED
             (Exact name of registrant as specified in its charter)

 Florida                            000-52910                     65-0736042
---------------                -------------------           -------------------
(State or Other               (Commission File No.)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


                         c/o Olshan Grundman Frome et al
                               65 East 55th Street
                            New York, New York 10022
                     (Address of Principal Executive Office)


                                 (908) 253-6870
               --------------------------------------------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant's Certifying Accountant.

         (a)      Resignation of Independent Accountant

         On March 4, 2008, Seligson & Giannattasio, LLP resigned as our independent accountant.

         The report of Seligson & Giannattasio regarding our financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report on our financial statements for the years ended December 31, 2006 and 2005 contained an explanatory paragraph in respect to uncertainty as to our ability to continue as a going concern. During the years ended December 31, 2006 and 2005 and during the period from the end of the most recently completed fiscal year through March 4, 2008, the date of resignation, there were no disagreements with Seligson & Giannattasio on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seligson & Giannattasio would have caused it to make reference to such disagreements in its reports.

         We provided Seligson & Giannattasio with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Seligson & Giannattasio furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated March 6, 2008, is filed as Exhibit
16.1 to this Current Report on Form 8-K.



                 Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

16.1     Letter from Former Accountant







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                  CENTRACAN INCORPORATED

Date: March 10, 2007                              By: /s/ Jerome Goubeaux
                                                     ---------------------------
                                                      Jerome Goubeaux, President